=====================================================================================================================================================================

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

----------------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 16, 2008

SYNTHETIC FIXED-INCOME SECURITIES, INC. ON BEHALF OF:
STRATS(SM) TRUST FOR GOLDMAN SACHS CAPITAL I SECURITIES, SERIES 2005-1
----------------------------------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Its Charter)

                                                                                                                               333-111858-13
                  Delaware                                                                                                 001-32527                                                                                                   52-2316339
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                                                                             (Commission File                                                                                         (I.R.S. Employer
     of Incorporation)                                                                                                  Number)                                                                                             Identification No.)

Synthetic Fixed Income Securities, Inc.
301 South College
Charlotte, North Carolina                                                                                                                                                                                28288
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                                                                                                                                   (Zip Code)

Registrant's telephone number, including area code:   (704) 383-7727
                                                                ------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

=====================================================================================================================================================================

The STRATS(SM) TRUST FOR GOLDMAN SACHS CAPITAL I SECURITIES, SERIES 2005-1, which we refer to herein as the “Trust,” was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2005-1 in respect of the Trust dated as of June 13, 2005.

Item 8.01. OTHER EVENTS

On June 16, 2008 distribution was made to the holders of the certificates issued by the Trust.  Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The Goldman Sachs Group, Inc. (“Goldman”), the issuer of the junior subordinated debentures, the sole assets held by the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  For information on Goldman Sachs Capital I please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under its Exchange Act file number, 001-14965.  The Commission maintains a site on the World Wide Web at “http://www.sec.gov” at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or “EDGAR.”  Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Goldman may be accessed on this site.  Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein.  Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has verified the accuracy or completeness of such documents or reports.  There can be no assurance that events affecting the issuer of the underlying securities, the issuer of the junior subordinated debentures, or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibit is filed as part of this report:

99.1	Trustee’s Distribution Statement to the STRATS(SM) Certificates, Series 2005-1 for June 15, 2008 Scheduled Distribution Date.

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthetic Fixed-Income Securities, Inc.

By:	/s/ James Whang
Name: James Whang
Title: Director

Date:  June 16, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Trustee’s Distribution Statement to the STRATS(SM) Certificates, Series 2005-1 for June 15, 2008 Scheduled Distribution Date.